[LOGO OF VANTAGE INVESTMENT ADVISORS]










                                                                Lincoln National
                                                     Social Awareness Fund, Inc.
                                                                   Annual Report
                                                               December 31, 2000

Lincoln National Social Awareness Fund, Inc.

Index

      Commentary

      Statement of Net Assets

      Statement of Operations

      Statements of Changes in Net Assets

      Financial Highlights

      Notes to Financial Statements

      Report of Ernst & Young LLP, Independent Auditors

Lincoln National Social Awareness Fund, Inc.

Managed by: [LOGO OF VANTAGE INVESTMENT ADVISORS]


The Fund had a return of -8.3% for the year ended December 31, 2000, versus -9.2% for its benchmark, the S&P 500 Index.* U.S. financial markets witnessed two very different dynamics during 2000. During the first six months, the U.S. economy continued to grow strongly and the outlook for corporate earnings appeared promising. The Federal Reserve remained concerned about the possibility of an accelerating inflation rate and responded by raising the target Federal Funds three times between January and May. The market dynamic began to reverse approximately from the start of the second quarter. We felt four major sources of uncertainty increasingly seemed to lower market optimism - prospects of a slowing U.S. economy, corporate earnings concerns, the continued high cost of energy and the weak Euro.

The good relative performance was consistent with the investment philosophy of the Fund, which is to seek to consistently generate moderate amounts of excess return to the benchmark in a risk-controlled fashion. Specifically, the Fund's exposure to the finance sector and moderately underweighting exposure to the basic materials and autos sectors contributed positively.

Looking forward, we expect the market uncertainty and volatility to continue - at least until the investors are convinced that the Federal Reserve's interest rate reductions are having a beneficial effect on the economy and the outlook for corporate earnings improves. On an individual security basis, the Fund will continue to overweight companies that the management team believes exhibit good earnings outlooks and strong business fundamentals.

J. Paul Dokas

[CHART APPEARS HERE]

This chart illustrates, hypothetically, that $10,000 was invested in the Social Awareness Fund on 1/1/91. As the chart shows, by December 31, 2000, the value of the investment at net asset value, with any dividends and capital gains reinvested, would have grown to $51,981. For comparison, look at how the S&P 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $50,163. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

Average annual return                                           Ended
on investments                                                  12/31/00
--------------------------------------------------------------------------
One Year                                                        - 8.32%
Five Years                                                      +17.61%
Ten Years                                                       +17.92%


* Standard & Poor's 500 Index - Broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks An investor cannot invest directly in the above index/indexes, which is/are unmanaged.

                            Social Awareness Fund 1

Lincoln National
Social Awareness Fund, Inc

Statement of Net Assets
December 31, 2000

Investments:
                                                      Number         Market
Common Stock:                                         of Shares      Value
--------------------------------------------------------------------------------
Automobiles & Automotive Parts: 0.5%
--------------------------------------------------------------------------------
Delphi Automotive Systems                             192,800        $2,169,000
Federal Signal                                        311,500         6,113,188
--------------------------------------------------------------------------------
                                                                      8,282,188
Banking & Finance: 13.7%
--------------------------------------------------------------------------------
American Express                                      296,800        16,305,450
Bank of America                                       419,400        19,239,975
Bank One                                              173,800         6,365,425
Chase Manhattan                                       326,400        14,830,800
Citigroup                                             802,400        40,972,550
Comerica                                              129,700         7,700,938
Countrywide Credit                                     22,000         1,105,500
Dime Bancorp                                          140,700         4,159,444
Fannie Mae                                            274,000        23,769,500
Firstar                                                92,900         2,159,925
Goldman Sachs Group                                    53,800         5,753,238
Mellon Financial                                      163,800         8,056,913
Merrill Lynch & Company                                95,500         6,511,906
Morgan Stanley Dean Witter                            202,800        16,071,900
PNC Financial Group                                    83,800         6,122,638
Suntrust Banks                                         67,300         4,239,900
U S  Bancorp                                           55,700         1,625,744
USA Education                                         105,000         7,140,000
Washington Mutual                                     156,900         8,325,506
Wells Fargo                                           120,400         6,704,775
--------------------------------------------------------------------------------
                                                                    207,162,027
Buildings & Materials: 1.3%
--------------------------------------------------------------------------------
American Standard *                                   137,000         6,755,813
Kaufman & Broad Home                                  178,300         6,006,481
York International                                    240,100         7,368,069
--------------------------------------------------------------------------------
                                                                     20,130,363
Cable, Media & Publishing: 4.0%
--------------------------------------------------------------------------------
Adelphia Communications Class A                       141,300         7,294,613
Clear Channel Communications*                          94,470         4,575,891
Echostar Communications Class A *                      90,200         2,052,050
McGraw-Hill                                            93,200         5,463,850
Metro-Goldwyn-Mayer *                                 181,300         2,957,456
New York Times                                        180,400         7,227,275
Time Warner                                           275,300        14,381,672
USA Networks *                                        111,000         2,157,563
Viacom Class B *                                      303,500        14,188,625
--------------------------------------------------------------------------------
                                                                     60,298,995
Chemicals: 1 9%
--------------------------------------------------------------------------------
Avery Dennison                                        146,700         8,050,162
Beckman Coulter                                       232,200         9,737,887
NRG Energy *                                          100,800         2,803,500
Praxair                                               191,600         8,502,250
--------------------------------------------------------------------------------
                                                                     29,093,799
Computers & Technology: 14.6%
--------------------------------------------------------------------------------
America Online *                                      381,500        13,276,200
Applera Corp-Celera Genomics *                         17,500           628,906
Ariba *                                                65,000         3,493,750
BEA Systems *                                          53,600         3,607,950
BroadVision *                                          55,000           649,688
Brocade Communications Systems *                       25,000         2,295,313
Cisco Systems *                                     1,098,600        42,021,450
Commerce One *                                         33,300           842,906
Compaq Computer                                       444,500         6,689,725
Comverse Technology *                                  70,700         7,679,788
Dell Computer *                                       396,400         6,912,225
EMC *                                                 312,400        20,774,600
Extreme Networks *                                      7,900           309,088
Finisar *                                              18,100           524,900

                                                      Number       Market
Computers & Technology (Cont )                        of Shares    Value
--------------------------------------------------------------------------------
Gateway *                                             172,700      $  3,106,873
i2 Technologies *                                      50,800         2,762,250
Inktomi *                                              24,300           434,363
Juniper Networks *                                     30,700         3,870,119
Linear Technology                                     122,400         5,661,000
Metromedia Fiber Network Class A *                     72,200           731,025
Micron Technology                                     144,800         5,140,400
Microsoft *                                           808,000        35,148,000
Oracle *                                              823,000        23,918,438
Palm *                                                164,238         4,649,988
Realnetworks *                                         73,900           642,006
Redback Networks *                                     10,800           442,800
SDL *                                                  10,000         1,481,875
Siebel Systems *                                      108,200         7,330,550
VeriSign *                                             50,700         3,761,306
Veritas Software *                                    107,100         9,371,250
Vignette *                                             57,200         1,029,600
Yahoo *                                                65,400         1,973,241
--------------------------------------------------------------------------------
                                                                    221,161,573
Consumer Products: 3.7%
--------------------------------------------------------------------------------
Avon Products                                         186,700         8,938,263
Clorox                                                202,600         7,192,300
Gillete                                               440,600        15,916,675
Maytag                                                128,900         4,165,081
Minnesota Mining & Manufacturing                      167,700        20,207,850
--------------------------------------------------------------------------------
                                                                     56,420,169
Electronics & Electrical Equipment: 5.5%
--------------------------------------------------------------------------------
Advanced Micro Devices *                              345,000         4,765,313
Altera *                                              262,000         6,893,875
Arrow Electronics                                     125,600         3,595,300
Avnet                                                 137,000         2,945,500
AVX                                                   178,000         2,914,750
Broadcom Class A *                                     22,800         1,926,600
Corning                                               173,100         9,141,844
Emerson Electric                                      117,300         9,244,706
JDS Uniphase *                                        156,000         6,503,250
Microchip Technology *                                155,400         3,409,088
National Semiconductor *                              104,000         2,093,000
PMC - Sierra *                                         48,400         3,805,450
Sycamore Networks *                                    14,600           543,850
Symbol Technologies                                   164,700         5,929,200
Teleflex                                              175,700         7,763,744
TriQuint Semiconductor *                               50,000         2,184,375
Vishay Intertechnology *                              132,500         2,004,063
Xilinx *                                              160,600         7,407,675
--------------------------------------------------------------------------------
                                                                     83,071,583
Energy: 7.2%
--------------------------------------------------------------------------------
Anadarko Petroleum                                     62,000         4,406,960
Apache                                                289,200        20,262,075
Baker Hughes                                          164,800         6,849,500
Barrett Resources *                                   102,100         5,800,556
BJ Services *                                          63,400         4,366,675
Devon Energy                                           14,900           908,453
Dynegy                                                110,200         6,178,088
Enron                                                 373,400        31,038,875
Equitable Resources                                   101,900         6,801,825
Noble Drilling *                                      135,300         5,877,094
Questar                                               305,000         9,169,063
Smith International                                    70,600         5,264,113
Southern Energy*                                       86,800         2,457,525
--------------------------------------------------------------------------------
                                                                    109,380,802
Enviromental Services: 0.4%
--------------------------------------------------------------------------------
Applera Corp-PE Biosystems Group                       62,800         5,907,125
--------------------------------------------------------------------------------

Food, Beverage & Tobacco: 3.3%
--------------------------------------------------------------------------------
General Mills                                         151,900         6,769,044
Heinz (H J )                                           97,100         4,606,181
Kellogg Company                                        67,300         1,766,625
PepsiCo                                               352,200        17,455,913
Quaker Oats                                            90,500         8,812,438
Ralston-Purina Group                                  217,800         5,690,025
Wrigley,(WM) jr                                        43,300         4,148,681
--------------------------------------------------------------------------------
                                                                     49,248,907
--------------------------------------------------------------------------------

                            Social Awareness Fund 2

                                                      Number       Market
Healthcare & Pharmaceuticals: 10.5%                   of Shares    Value
--------------------------------------------------------------------------------
Abgenix *                                              21,800      $  1,287,563
Aetna *                                                79,700         3,272,681
Amgen *                                               136,300         8,714,681
Baxter International                                   20,700         1,828,069
Bergen Brunswig Class A                               356,700         5,646,561
Boston Scientific *                                   364,000         4,982,250
Cardinal Health                                        98,405         9,803,598
Genentech *                                            64,400         5,248,600
Gilead Sciences *                                      16,000         1,327,000
Guidant                                               108,500         5,852,219
HCA - The Healthcare Company                           79,800         3,511,998
Health Management Associates Class A *                160,400         3,328,300
Healthsouth *                                         243,300         3,968,831
IMS Health                                            251,700         6,795,900
IVAX *                                                176,700         6,767,610
Lilly (Eli)                                           365,000        33,967,814
McKesson HBOC                                         266,000         9,546,740
Medimmune *                                            75,800         3,614,713
Medtronic                                             350,000        21,131,250
Millenium Pharmacetucials *                            24,300         1,503,563
Mylan Laboratories                                    157,500         3,967,031
Oxford Health Plans *                                  25,900         1,023,050
Protein Design Labs *                                  15,500         1,346,563
Synavant *                                             12,585            58,992
Tenet Healthcare *                                     78,900         3,506,119
UnitedHealth Group                                    113,400         6,959,925
--------------------------------------------------------------------------------
                                                                    158,961,621
Industrial Machinery: 1.5%
--------------------------------------------------------------------------------
Applied Materials *                                   153,900         5,877,056
Ingersoll-Rand                                        280,700        11,754,313
Pentair                                               204,600         4,948,763
--------------------------------------------------------------------------------
                                                                     22,580,132
Insurance: 7.1%
--------------------------------------------------------------------------------
Allstate                                              393,500        17,141,844
American General                                       11,100           904,650
American International Group                          303,050        29,869,366
Cigna                                                 151,900        20,096,370
Hartford Financial Services                            11,100           783,938
Jefferson-Pilot                                        25,000         1,868,750
John Hancock Financial Services                        32,400         1,219,050
Marsh & McLennan                                       83,100         9,722,700
Metropolitan Life Insurance                            32,400         1,134,000
MGIC Investment                                        65,600         4,423,900
Nationwide Financial Services Class A                  46,600         2,213,500
PMI Group                                              87,200         5,902,350
St  Paul                                               74,400         4,040,850
Torchmark                                              60,000         2,306,250
UnumProvident                                         187,700         5,044,438
--------------------------------------------------------------------------------
                                                                    106,671,956
Lesiure, Lodging & Entertainment: 1.8%
--------------------------------------------------------------------------------
McDonald's                                            236,600         8,044,400
Walt Disney                                           667,900        19,327,356
--------------------------------------------------------------------------------
                                                                     27,371,756
Metals & Mining: 0.1%
--------------------------------------------------------------------------------
Worthington Industries                                219,800         1,772,138
--------------------------------------------------------------------------------

Packaging & Containers: 0.8%
--------------------------------------------------------------------------------
Illinois Tool Works                                   192,100        11,441,957
--------------------------------------------------------------------------------

Paper & Forest Products: 0.3%
--------------------------------------------------------------------------------
Boise Cascade                                         133,900         4,502,388
--------------------------------------------------------------------------------

Retail: 8.7%
--------------------------------------------------------------------------------
Albertson's                                           270,000         7,155,000
Amazon com *                                           62,100           966,431
Best Buy *                                            199,800         5,906,588
Costco Wholesale *                                     49,300         1,968,919
CVS Corporation                                       138,900         8,325,319
eBay *                                                 42,200         1,392,600
Federated Department Stores *                         265,300         9,285,500
Home Depot                                            544,300        24,867,706
Kroger                                                337,400         9,130,888

                                                      Number       Market
Retail (Cont )                                        of Shares    Value
--------------------------------------------------------------------------------
May Department Stores                                 130,100      $  4,260,775
Ross Stores                                           149,300         2,519,438
Safeway *                                             164,800        10,300,000
Sears, Roebuck                                        203,700         7,078,575
Target                                                 66,500         2,144,625
Tricon Global Restaurants *                           110,300         3,639,900
Tupperware Corporation                                250,400         5,117,550
Wal-Mart Stores                                       458,600        24,363,125
Zale *                                                 70,400         2,046,000
--------------------------------------------------------------------------------
                                                                    130,468,939
Telecommunications: 9.5%
--------------------------------------------------------------------------------
ADC Telecommunications *                               87,000         1,576,874
ALLTEL                                                211,400        13,199,287
BellSouth                                             672,300        27,522,280
Ciena *                                                79,900         6,501,862
Comcast Special Class A                               194,700         8,128,724
Crown Castle *                                        134,700         3,645,318
Exodus Communications *                                51,700         1,034,000
Level 3 Communications *                               94,700         3,107,343
McLeodUSA Class A *                                   315,000         4,449,374
Network Appliance *                                    46,300         2,974,051
NEXTEL Communications *                               255,200         6,316,200
Nortel Networks                                        78,400         2,513,700
Qualcomm *                                             80,600         6,624,312
Qwest Communications International *                  146,026         5,987,065
SBC Communications                                    586,500        28,005,374
Scientific-Atlanta                                     78,400         2,552,900
Sprint *                                              261,500         5,344,405
Worldcom *                                            746,200        10,446,800
Winstar Communications *                              198,500         2,319,968
--------------------------------------------------------------------------------
                                                                    142,249,837
Textiles, Apparel & Furniture: 0.3%
--------------------------------------------------------------------------------
Newell Rubbermaid                                     188,100         4,279,274
--------------------------------------------------------------------------------

Transportation & Shipping: 1.7%
--------------------------------------------------------------------------------
Brunswick                                             214,200         3,520,912
Delta Air Lines                                       143,000         7,176,812
Fedex *                                               116,500         4,655,339
Tidewater                                             161,100         7,148,812
UAL                                                    81,200         3,161,724
--------------------------------------------------------------------------------
                                                                     25,663,599
Utilities: 0.9%
--------------------------------------------------------------------------------
Calpine *                                             128,600         5,795,038
Sprint                                                408,000         8,287,500
--------------------------------------------------------------------------------
                                                                     14,082,538
Total Common Stock: 99.3%
(Cost $1,346,665,512)                                             1,500,203,666
--------------------------------------------------------------------------------

                                                      Par
Money Market Instruments:                             Amount
--------------------------------------------------------------------------------
CIT Group Holdings
  6.50% 1/2/01                                     $6,100,000         6,100,000
International Lease Finance
  6.60% 1/8/01                                      4,000,000         3,994,913
--------------------------------------------------------------------------------

Total Money Market Instruments: 0.7%
(Cost $10,094,913)                                                   10,094,913
--------------------------------------------------------------------------------

Total Investments: 100.0%
(Cost $1,356,760,425)                                             1,510,298,579
--------------------------------------------------------------------------------
Other Assets Under Liabilties: 0.0%                                    (22,711)
--------------------------------------------------------------------------------
Net Assets: 100.0%
(Equivalent to $37 208 per share
based on 40,590,471 shares
issued and outstanding)                                          $1,510,275,868
--------------------------------------------------------------------------------

                            Social Awareness Fund 3

Components of Net Assets at December 31, 2000:
--------------------------------------------------------------------------------
Common Stock, par value $.01 per share,
100,000,000 authorized shares                                    $      405,905
Paid in capital in excess of par value of shares issued           1,011,090,702
Undistributed net investment income                                   1,004,593
Accumulated net realized gain on
investments and futures contracts                                   344,236,514
Net unrealized appreciation of investments                          153,538,154
--------------------------------------------------------------------------------
Total Net Assets                                                 $1,510,275,868
--------------------------------------------------------------------------------

*    Non-income producing security

See accompanying notes to financial statements

                            Social Awareness Fund 4

Lincoln National Social Awareness Fund, Inc

Statement of Operations

Year ended December 31, 2000


Investment income:
 Dividends                                                               $  16,893,110
---------------------------------------------------------------------------------------
 Interest                                                                      760,231
---------------------------------------------------------------------------------------
  Total investment income                                                   17,653,341
---------------------------------------------------------------------------------------
Expenses:
 Management fees                                                             5,748,045
---------------------------------------------------------------------------------------
 Accounting fees                                                               622,013
---------------------------------------------------------------------------------------
 Printing and postage                                                           84,700
---------------------------------------------------------------------------------------
 Professional fees                                                              31,210
---------------------------------------------------------------------------------------
 Custody fees                                                                   34,449
---------------------------------------------------------------------------------------
 Directors fees                                                                  5,250
---------------------------------------------------------------------------------------
 Other                                                                         141,460
---------------------------------------------------------------------------------------
                                                                             6,667,127
---------------------------------------------------------------------------------------
 Less expenses paid indirectly                                                 (19,361)
---------------------------------------------------------------------------------------
  Total expenses                                                             6,647,766
---------------------------------------------------------------------------------------
Net investment income                                                       11,005,575
---------------------------------------------------------------------------------------

Net realized and unrealized gain (loss) on
investments and futures contracts:
---------------------------------------------------------------------------------------
  Net realized gain (loss) on:
    Investment transactions                                                345,020,284
---------------------------------------------------------------------------------------
    Futures contracts                                                         (314,132)
---------------------------------------------------------------------------------------
    Net realized gain on investment transactions and futures contracts     344,706,152
---------------------------------------------------------------------------------------
  Net change in unrealized appreciation/depreciation
  of investments and futures contracts                                    (498,185,465)
---------------------------------------------------------------------------------------
Net realized and unrealized loss on investments and futures contracts     (153,479,313)
---------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                     ($142,473,738)
---------------------------------------------------------------------------------------


Statements of Changes in Net Assets

                                                                      Year ended         Year ended
                                                                      12/31/00           12/31/99
                                                                      -----------------------------------
Changes from operations:
 Net investment income                                                $   11,005,575     $    14,764,136
---------------------------------------------------------------------------------------------------------
 Net realized gain on investment transactions and futures contracts       344,706,152        145,416,386
---------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation/depreciation
  of investments and futures contracts                                   (498,185,465)       108,381,735
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                                (142,473,738)       268,562,257
---------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                                                   (11,415,548)       (13,349,570)
---------------------------------------------------------------------------------------------------------
 Net realized gain on investment transactions                            (138,910,178)       (75,921,751)
---------------------------------------------------------------------------------------------------------
  Total distributions to shareholders                                    (150,325,726)       (89,271,321)
---------------------------------------------------------------------------------------------------------
Net decrease in net assets
resulting from capital share transactions                                (143,103,269)      (101,343,266)
---------------------------------------------------------------------------------------------------------

 Total increase (decrease) in net assets                                 (435,902,733)        77,947,670
---------------------------------------------------------------------------------------------------------
Net Assets, beginning of year                                           1,946,178,601      1,868,230,931
---------------------------------------------------------------------------------------------------------
Net Assets, end of year                                               $ 1,510,275,868    $ 1,946,178,601
---------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements

                            Social Awareness Fund 5

Lincoln National Social Awareness Fund, Inc

Financial Highlights
(Selected data for each capital share outstanding throughout the year)


                                             Year ended December 31,
                                             2000 (2),(3) 1999(2)    1998(2)     1997        1996
                                             ------------------------------------------------------------
Net asset value, beginning of year           $    44.292 $    40.283 $    35.657 $    27.316 $    22.590

Income (loss) from investment operations:
   Net investment income                           0.267       0.319       0.367       0.364       0.389
   Net realized and unrealized gain (loss)
      on investments and futures contracts        (3.549)      5.649       6.414       9.447       5.748
                                             ------------------------------------------------------------
   Total from investment operations               (3.282)      5.968       6.781       9.811       6.137
                                             ------------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income           (0.282)     (0.296)     (0.672)         --      (0.389)
   Distributions from net realized gain on
       investment transactions                    (3.520)     (1.663)     (1.483)     (1.470)     (1.022)
                                             ------------------------------------------------------------
   Total dividends and distributions              (3.802)     (1.959)     (2.155)     (1.470)     (1.411)
                                             ------------------------------------------------------------
Net asset value, end of year                 $    37.208 $    44.292 $    40.283 $    35.657 $    27.316
                                             ------------------------------------------------------------

Total Return(1)                                   (8.32%)     15.44%      19.89%      37.53%      28.94%

Ratios and supplemental data:
   Ratio of expenses to average net assets         0.38%       0.38%       0.38%       0.41%       0.46%
   Ratio of net investment income
       to average net assets                       0.64%       0.79%       1.10%       1.37%       1.58%
   Portfolio Turnover                                76%         24%         38%         35%         46%

   Net assets, end of year (000 omitted)     $1,510,276  $1,946,179  $1,868,231  $1,255,494    $636,595

(1) Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission. These percentages are based on the underlying mutual fund shares. The total return percentages in the table are NOT calculated on the same basis as the performance in the letter at the front of this booklet (those percentages are based upon the change in unit value).

(2) The average shares outstanding method has been applied for per share information.

(3) Effective January 1, 2001, Delaware Management Company replaced Vantage Investment Advisors as the sub-adviser ofthe Fund.

See accompanying notes to financial statements.

                            Social Awareness Fund 6

Lincoln National Social Awareness Fund, Inc.
Notes to Financial Statements
December 31, 2000

The Fund: Lincoln National Social Awareness Fund, Inc. (the "Fund") is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The Fund's shares are sold only to The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York (the "Companies") for allocation to their variable annuity products and variable universal life products.

The Fund's investment objective is to maximize long-term capital appreciation. The Fund buys stocks of established companies, which adhere to certain specific social criteria.

1. Significant Accounting Policies

Investment Valuation: All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Financial futures are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Directors.

Investment Transactions and Investment Income: Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis and includes amortization of any premium and discount. Realized gains or losses from investment transactions are reported on an identified cost basis.

Expenses: The custodian bank of the Fund has agreed to waive its custodial fees when the Fund maintains a prescribed amount of cash on deposit in certain non-interest bearing accounts. For the year ended December 31, 2000, the custodial fees offset arrangements amounted to $19,361.

Taxes: The Fund has complied with the special provisions of the Internal Revenue Code for regulated investment companies. As such, the Fund is not subject to U.S. federal income taxes to the extent that it distributes all of its taxable income for its fiscal year.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Management Company (the "Advisor") and its affiliates manage the Fund's investment portfolio and maintain its accounts and records. For these services, the Advisor receives a management fee which is calculated daily at the rate of 0.48% of the first $200 million net assets of the Fund, 0.40% of the next $200 million and 0.30% of the net assets of the Fund in excess of $400 million. Effective January 1, 2001, Delaware Management Company, an affiliate of the Advisor, replaced Vantage Investment Advisors as the sub-advisor of the Fund. The sub-advisor is paid directly by the Advisor.

Delaware Service Company, Inc. ("Delaware"), an affiliate of the Advisor, provides accounting services and other administration support to the Fund. For these services, the Fund pays Delaware a monthly fee based on average net assets, subject to certain minimums.

If the aggregate annual expenses of the Fund, including the management fee, but excluding taxes, interest, brokerage commissions relating to the purchase or sale of portfolio securities and extraordinary non-recurring expenses, exceed 1.50% of the average daily net assets of the Fund, the Advisor will reimburse the Fund in the amount of such excess. No reimbursement was due for the year ended December 31, 2000.

Certain officers and directors of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated directors of the Fund is borne by the Fund.

                            Social Awareness Fund 7

3. Investments

The cost of investments for federal income tax purposes approximates cost for book purposes. The aggregate cost of investments purchased and the aggregate proceeds from investments sold for the year ended December 31, 2000 and the aggregate gross unrealized appreciation, the aggregate gross unrealized depreciation and the net unrealized appreciation at December 31, 2000 are as follows:

     Aggregate            Aggregate            Gross              Gross             Net
     Cost of              Proceeds             Unrealized         Unrealized        Unrealized
     Purchases            From Sales           Appreciation       Depreciation      Appreciation
     -------------------------------------------------------------------------------------------
     $1,309,269,457       $1,565,602,947       $404,835,611       ($251,297,457)    $153,538,154

4. Supplemental Financial Instrument Information

Financial Futures Contracts: The Fund may purchase or sell financial futures contracts, which are exchange traded. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. (In some cases, due to the form of the futures agreement, initial margin is held in a segregated account with the Fund's custodian, rather than directly with the broker.) Subsequent payments are received from the broker or paid to the broker (or added to the segregated account) each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into futures contracts from potential imperfect correlation between the futures contracts and the underlying securities and from the possibility of an illiquid secondary market for these instruments. There were no financial futures contracts open at December 31, 2000.

5. Summary of Changes From Capital Share Transactions

                                                Shares Issued Upon                                     Net Increase (Decrease)
                       Capital                  Reinvestment of           Capital Shares               Resulting From Capital
                       Shares Sold              Dividends                 Redeemed                     Share Transactions
                       Shares      Amount       Shares      Amount        Shares       Amount          Shares       Amount
                       -----------------------------------------------------------------------------------------------------------
Year ended
  December 31, 2000:   1,991,395   $81,962,741  3,586,774   $150,325,726  (8,927,646)  ($375,391,736)  (3,349,477)  ($143,103,269)

Year ended
  December 31, 1999:   2,357,528    95,474,682  2,261,344     89,271,321  (7,056,003)   (286,089,269)  (2,437,131)   (101,343,266)

6. Distributions to Shareholders

The Fund declares and distributes dividends on net investment income, if any, semi-annually. Distributions of net realized gains, if any, are declared and distributed annually.

                            Social Awareness Fund 8

Lincoln National Social Awareness Fund, Inc.

Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Directors
Lincoln National Social Awareness Fund, Inc.

We have audited the accompanying statement of net assets of Lincoln National Social Awareness Fund, Inc. (the "Fund") as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lincoln National Social Awareness Fund, Inc. at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                               /s/ ERNST & YOUNG


Philadelphia, Pennsylvania
February 5, 2001


                            Social Awareness Fund 9